UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 21, 2018

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

7610 Miramar Road, Bldg. 6000

San Diego, California 92126-4202

(Address of Principal Executive Offices)

(858) 549-6340

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2018, the Board of Directors of RF Industries, Ltd. (the “Company”) increased the number of directors on the Board of Directors to six members and appointed Robert D. Dawson, the Company’s current President and Chief Executive Officer, to also serve as a director, effective June 21, 2018. Mr. Dawson has been appointed as a Class III director, and will serve until the annual meeting of stockholders at which the Class III directors are elected (which meeting is scheduled to be held in 2019) and until his successor has been duly elected and qualified.

Mr. Dawson, age 44, was hired as the Company’s President and Chief Executive Officer on July 17, 2017. Prior to joining the Company, Mr. Dawson was the President and Chief Executive Officer of Vision Technology Services, an information technology consulting and project management company that was acquired by BG Staffing. From 2007 to 2013, Mr. Dawson was employed at TESSCO Technologies, Inc., a publicly traded distributor of wireless products and services. While at TESSCO, he held multiple executive roles in sales, marketing, product management and strategy, culminating with being Vice President of Sales. He joined TESSCO through the 2007 acquisition of NetForce Solutions, a technology training and consulting firm that he co-founded in 2000 and led as the Chief Executive Officer for seven years. Mr. Dawson received his Bachelor’s degree in Business Administration from Hillsdale College.

There are no arrangements or understandings between Mr. Dawson and any other persons pursuant to which he was chosen as a director of the Company. There are no family relationships between Mr. Dawson and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Dawson is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Directors who are also officers and/or employees of the Company do not receive any compensation for serving on the Board of Directors. Accordingly, Mr. Dawson will not receive any compensation for serving on the Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of RF Industries, Ltd. dated June 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 21, 2018	By:	/s/ Robert Dawson
Robert Dawson
President and Chief Executive Officer